Exhibit 99.1

Investor presentation October 2015

2 Disclaimer This presentation contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those factors identified in the Company’s prospectus in the sections titled “Risk factors,” “Special note regarding forward-looking statements” and “Management’s discussion and analysis of financial condition and results of operations.” New risks and uncertainties arise over time, and it is not possible for us to predict all such factors or how they may affect us. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Certain of the economic and market information contained herein has been obtained from published sources and/or prepared by other parties. None of the Company or any of its directors, stockholders, officers, affiliates, employees, agents or advisers, nor any other person, assumes any responsibility for the accuracy, reliability or completeness of any information in this presentation, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectation or events, conditions or circumstances on which such statements are based. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable financial measure prepared in accordance with U.S. GAAP. This presentation is confidential and may not be reproduced or otherwise distributed or disseminated, in whole or part, without the prior written consent of the Company, which consent may be withheld in its sole and absolute discretion. Any investment in the Company will be subject to certain risks related to the nature of the Company’s business and the structure and operations of the Company. Any investment in the Company should be made only with an appreciation of the applicable risks, which are described in the Company’s filings with the SEC.

Management Presenters 28 years in the industry 3 years with MasterCraft Senior executive roles at both Brunswick and Correct Craft TERRY MCNEW PRESIDENT & CEO 24 years in the industry 8 years with MasterCraft 16 years at Brunswick TIM OXLEY CFO 3

INTRODUCTION TO MASTERCRAFT

- Global, premium, performance-based lifestyle brand
- Leading U.S. market share in the performance sport boat ("PSB") category
- Highly-engineered performance sport boats used for water skiing, wakeboarding and wake surfing, as well as general recreational boating
- Relentless focus on innovation with 19 patents issued and pending, and several notable recent achievements and upcoming releases
- The strongest dealer network in the performance sport boat category with 90 North American dealers with 129 locations and 45 international dealers with 54 locations
- Attractive customer demographics with exceptional customer loyalty
- Rapid organic growth and expanding profit margins

Note: Pro-Forma Net Sales and Adjusted EBITDA represent the Company financials excluding the results of operations of its Hydra-Sports business and certain other non-cash or non-operating expenses. See Appendix for reconciliation of Adjusted EBITDA.

RAPID GROWTH

Pro-Forma Net Sales (1)
$ in millions


15.9% Growth
148.8
163.6
199.9
FY2013
FY2014
FY2015

Adjusted EBITDA (1)
$ in millions


63.3% Growth
$11.8
$18.4
$31.5
FY2013
FY2014
FY2015

Margin	8%	11%	16%

MasterCraft 4

Evolution of the Category Innovator 1968 1976 1980 1989 1996 2003 2004 2013 2014 2015 2009 MASTERCRAFT’S FIRST CUSTOM HULL SKI BOAT FIRST POWERSLOT TRANSMISSION (LATER PATENTED IN 1981) DEDICATED WAKEBOARD-SPECIFIC BOAT USED IN ESPN’S X-GAMES NOW POPULAR PICKLE-FORK STYLE BOW INDUSTRY’S FIRST WAKE SHAPING SURF TABS WON 2 OF 3 NMMA INNOVATION AWARDS AT THE MIAMI BOAT SHOW FIRST SWIM PLATFORM AND SKI BOAT MUFFLERS PATENTED WEARGUARD PYLON V-DRIVE DRIVETRAIN TWIN V-DRIVE ENGINE PATENTED GEN 2 FULLY INTEGRATED SURF SYSTEM WON 1 OF 3 NMMA INNOVATION AWARDS AT THE MIAMI BOAT SHOW 5 LAUNCH OF THE MASTERCRAFT NXT20

Attractive market dynamics driving demand During 2013, retail sales of new powerboats in the U.S. totaled $6.5 billion with an addressable market of >$4.4 billion (1) 2013 PSB unit sales remained 48.4% below historical peaks observed between 2002 and 2007 New unit sales of performance sport boats in the U.S. increased at a CAGR of 13.3% from 2012 to 2014 while new unit sales of all fiberglass powerboats in the U.S. increased at a CAGR of 1.9% over the same period Inventory of 2–5 year old pre-owned boats has become limited, driving consumers to purchase new boats Higher consumer confidence influenced by improving macroeconomic conditions, including increased home values, lower oil prices and greater workforce participation has helped to drive increased consumer demand for boats In the early stages of a recovery that presents a long runway for future growth 6 PSB increasing Share All-time Highest # of Boaters _____________________ We believe our addressable market also includes similar and adjacent powerboat categories identified by the NMMA, including sterndrive boats, outboard boats and jet boats. For 2013, retail sales of new performance sport boats, sterndrive boats, outboard boats and jet boats in the U.S. were $470 million, $896 million, $2,961 million and $113 million, respectively. 4,869 5,500 6,162 7,066 22.3% 24.8% 29.0% 33.7% 15% 20% 25% 30% 35% 3,000 4,000 5,000 6,000 7,000 8,000 CY2011 CY2012 CY2013 CY2014 PSB Share of PSB & Sterndrive (%) Performance Sport Boat ( PSB) Retail Units U.S. Performance Sport Boat (PSB) Retail Units and PSB Share of PSB and Sterndrive Units - Source: SSI Performance Sport Boat (PSB) Unit Sales - Left Axis PSB share of PSB and Sterndrive - Right Axis 65.5 63.0 63.4 57.9 60.2 66.4 70.1 65.9 75.0 82.7 87.8 88.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 U.S. Recreational Boating Participation of Adult Boaters (Millions) Source : NMMA

THE MASTERCRAFT DIFFERENCE Our differentiated approach provides sustainable competitive advantages Proven performance Strong demand for new products Faster speed to market and portfolio renewal rates Lower costs enabling competitive pricing with higher profit margins Higher resale values Highest quality product backed by best-in-class warranty competitive advantages Differentiated Sales and Marketing Capabilities Aspirational, Iconic Brand Synonymous with Quality, Innovation and Performance Industry-Leading Product Design and Research & Development Highly Efficient Product Development and Manufacturing 7

HIGHLY ENGINEERED PRODUCT PORTFOLIO

SSI 2014 Unit Volume


Entry-level, 33.1%
Premium, 66.9%

Source: CY 2014 SSI data for all reporting states.
Note: Entry-level category as defined by sales of Axis, Moomba, MBSports, Centurion and Tige.









NXT Series	XSeries	Star Series: ProStar	Star Series: XStar
New entry level series designed to appeal to a younger demographic and broader customer base in an effort to move more people into the MasterCraft brand	Appeal to a range of recreational and advanced riders by optimizing key wake characteristics to provide best-in-class wakeboarding and wake surfing performance and recreational water skiing performance	Engineered to offer superior water ski performance by minimizing wake height to create a nearly flat surface required for world-class water skiing	Engineered to offer superior wakeboard performance with a hull designed for large, powerful clean wakes for advanced wakeboarders
▪ **Retail Price Range:** $50K - $75K ▪ **Lengths:** 20 – 22'	▪ **Retail Price Range:** $70K - $150K ▪ **Lengths:** 20 – 25'	▪ **Retail Price Range:** $60K - $75K ▪ **Lengths:** 22'	▪ **Retail Price Range:** $100K - $150K ▪ **Lengths:** 24'
▪ **Models:** 2	▪ **Models:** 8	▪ **Models:** 1	▪ **Models:** 1
▪ **Maximum Persons:** 11	▪ **Maximum Persons:** 11-18	▪ **Maximum Persons:** 7	▪ **Maximum Persons:** 13
▪ **Maximum Power:** 320 hp	▪ **Maximum Power:** 522 hp	▪ **Maximum Power:** 430 hp	▪ **Maximum Power:** 522 hp

MasterCraft 8

MASTERCRAFT NXT LAUNCH
$50K ALL DAY

Our MasterCraft NXT series targets a younger demographic that we haven't targeted before, bringing new buyers in earlier, and providing them with a more affordable, entry-level boat that provides

- MasterCraft quality, styling and materials
- Functional simplicity
- User-friendly features
- "Stem-to-stern" five year warranty

Successful initial launch into the entry-level segment with the MasterCraft NXT20 in 2014 followed with the highly anticipated launch of the MasterCraft NXT22, a more popular boat length, in April 2015

MasterCraft's NXT showcases the Company's ability to successfully enter new segments, deploy value engineering, design viral marketing campaigns and produce exceptional quality boats


Red Bull
NXT20

Launch Partnership with Travis Pastrana

MasterCraft
9

We’ve consistently held a leading market share position in the U.S. over the past decade Share is growing as the market recognizes the superior quality, performance, styling and value proposition of our newest boats We expect the MasterCraft NXT line (our 1st offering in the entry-level segment) to drive further share growth Leading Market share position Just starting to realize benefits of many recent initiatives that new management has executed 10 _____________________ Source: SSI and company SEC filings. Axis is an independent brand within Malibu Boats. Rolling Quarterly LTM Market Share through March 2015 (1) (1) 19.7% 20.1% 20.5% 20.4% 20.5% 20.8% 21.3% 26.6% 26.0% 24.3% 23.1% 22.6% 22.4% 21.9% 15.9% 15.7% 16.6% 17.1% 17.1% 17.3% 16.2% 6.4% 6.7% 8.6% 9.4% 9.4% 9.3% 10.0% LTM 12/2013 LTM 3/2014 LTM 6/2014 LTM 9/2014 LTM 12/2014 LTM 3/2015 LTM 6/2015

ICONIC BRAND SYNONYMOUS WITH QUALITY, INNOVATION and PERFORMANCE The MasterCraft brand is built on a carefully crafted set of defining principles LEGACY Rich heritage defined by an engaged and innovative culture since 1968 POWER Recognized for superior performance, with a number of world records set and championships won using MasterCraft boats PRECISION Significant resale premiums and most comprehensive warranty in the industry PROGRESSION Industry leader in innovation and achievement with numerous recent technological innovations and industry awards The premier aspirational brand in the performance sport boat category 11

Committed to quality 250,000 Square foot facility ~40% Additional units/day manufacturing capacity (1) 47 Year history of making boats 435 Critical checkpoints 100% Lake tested ISO 14001 Quality control system NMMA Certified ONE GOAL To be the best on the water 12 _____________________ Assumes current footprint on one shift. 0.5 0.4 0.3 0.2 0.0 0.1 0.2 0.3 0.4 0.5 FY 2012 FY 2013 FY 2014 FY 2015 External Defects Per Unit 2.0 3.3 MasterCraft Industry Average “OSHA Recordables” Injuries Per 100,000 Man - Hours

INDUSTRY-LEADING PRODUCT DESIGN AND INNOVATION

PLANNING

MasterCraft employs a Strategic Portfolio Management Team of cross-functional leaders to maintain a 5-year product and innovation pipeline:

- Identify products and innovations that will drive demand, volume and margin
- **2 year** forward product and innovation pipeline known,
- **3-5 year** forward pipeline outlined

DEVELOPMENT

MasterCraft utilizes a disciplined product development process and advanced technologies to develop the highest performing, most innovative and highest quality hulls and product features in the industry:

- Disciplined stage-gate product development process
- Independent innovation development
- Computer aided design
- Electronic wave analysis
- Finite element analysis (FEA)
- Design failure mode effect and analysis
- Design validation plan and report

EXECUTION

MasterCraft utilizes cross-functional teams and tools such as design for manufacturing, common product architecture and value add/value engineering which results in:

- Decreased product development timeline
- Shorter innovation launch cycle
- Lower development costs
- Increased speed to market
- Higher quality

LAUNCH

MasterCraft releases 3 new models annually to:

- Drive demand and brand excitement
- Maintain and grow market share
- Command higher price points
- Grow margins

ACHIEVEMENTS THROUGH INNOVATION

6 ISSUED AND **13** PENDING PATENTS

Powerboat READERS CHOICE AWARDS AWARD WINNER





3 OF 6 NMMA INNOVATION AWARDS IN 2014 AND 2015

MasterCraft 13

HIGHLY EFFICIENT PRODUCT DEVELOPMENT AND MANUFACTURING

MasterCraft's significant investments in…

- infrastructure
- value-added processes
- engineering

…result in

- lower material waste
- reduced labor hours per boat
- reduced re-work
- increased production efficiencies
- improved quality

GROSS MARGIN EXPANSION WITH MINIMAL BASE BOAT ASP INCREASES



Base Boat Price Increase (1)
Gross Margin
Fiscal Year
19.0%
21.2%
23.9%
Model Year
2.8%
2.0%
2.7%
2013
2014
2015

Note: Based on current management estimates, MY represents Model Year. Financials for MY 15E as shown are unaudited.

(1) Weighted average base boat price increases, excluding options.

MasterCraft 14

15 CREATING A CULTURE OF OPERATIONAL EXCELLENCE Highly skilled workforce of approximately 475 employees handcraft our boats from hull to upholstery near Knoxville, Tennessee Culture of continuous operational improvement, with more than 10,000 employee suggestions implemented to improve our manufacturing efficiency in 2014 Recently recognized by Industry Week as one of 12 finalists for its North America cross-industry Best Manufacturing award HIGHLY ENGAGED WORKFORCE

STRONG DEALER NETWORK Dealer Location named in Boating Magazines list of Top 100 dealers NORTH AMERICAN DEALERS WITH 90 LOCATIONS 129 INTERNATIONAL DEALERS WITH 45 LOCATIONS IN 54 COUNTRIES AROUND THE WORLD 40 Are in the top three performance sport boat dealers in their respective U.S. markets 75% 16 4 LOCATIONS IN SOUTH AMERICA 6 LOCATIONS IN AUSTRALIA 4 LOCATIONS IN THE MIDDLE EAST 4 LOCATIONS IN AFRICA 4 LOCATIONS IN ASIA 28 LOCATIONS IN EUROPE 129 LOCATIONS IN NORTH AMERICA 3 LOCATIONS IN CENTRAL AMERICA AND THE CARIBBEAN 1 LOCATION IN NEW ZEALAND Note: Dealer count as of March 29, 2015.

17 Differentiated sales and marketing capabilities AWARD-WINNING ADVERTISING CAMPAIGNS HIGHEST # OF FOLLOWERS HIGHEST RANKED CHANNEL 2X ENGAGEMENT 10k+ FOLLOWERS HIGHLY ENGAGED CUSTOMER BASE SPONSORSHIPS #1, #2, #3 & #5 wakeboarders #1 & #2 water ski jumpers #4 & #5 water skiers ALSO PARTNER WITH MUSICIAN AND AVID SURFER DONAVON FRANKENREITER AND WELL-KNOWN EXTREME MOTORSPORTS ATHLETE TRAVIS PASTRANA KEY LIFESTYLE AND INNOVATIVE CO-BRANDING

HIGHLY EXPERIENCED MANAGEMENT TEAM





TERRY MCNEW
PRESIDENT AND CEO

28 years in the industry. Executive roles at both Brunswick Corp. and Correct Craft. Six Sigma Black Belt certification. 3 years with MasterCraft



TIM OXLEY
CFO

24 years in the industry. 16 years at Brunswick. Certified Public Accountant. 8 years with MasterCraft



SHANE CHITTUM
COO

15 years of cross-functional business experience primarily in the automotive industry. 4 years with MasterCraft. 9 years in the automotive industry. Certified Lean Manager



JAY POVLIN
VP OF SALES AND MARKETING

20 years in the industry. 2 years with MasterCraft. Has held numerous senior leadership positions at Brunswick Corp.



DAVID KIRKLAND
CIO

12 years in the industry.
12 years with MasterCraft



GREG STANLEY
VP OF HUMAN RESOURCES

19 years in the industry. 19 years with MasterCraft

MasterCraft 18

Multi-Faceted Growth Opportunities

Overview of growth opportunities 20 Continue to Develop New and Innovative Products in Core Markets Penetrate the Entry-Level Segment of the Performance Sport Boat Category Capture Additional Share from Adjacent Boating Categories Continuous Operational Improvement to Drive Margin Expansion Further Strengthen Dealer Network 1 2 3 4 5

CONTINUE TO DEVELOP NEW AND INNOVATIVE PRODUCTS IN CORE MARKETS

Cash Flows Over Product Development Lifecycle



Cash flow ($)
Inception
R&D
Product Launch
Growth
Maturity
1
2
3

1. A more disciplined product innovation process allows MasterCraft to spend on R&D more efficiently than competitors
2. Effective product development has accelerated new product releases resulting in increased speed to market
3. Fresher and more innovative products, especially when first to market, command price premiums driving increased cash flows versus competitors

Demand for Boat Portfolio Over Time



Units
4
5
Product Introduction #1
Product Introduction #2
Product Introduction #3
Portfolio Demand
Product Demand

4. 3 new model releases per year accelerates replacement lifecycle and drives demand
5. By September 2015, the entire product portfolio will have been renewed in the last 4 years, giving us the newest overall product offering in the performance sport boat category and positioning us for **strong growth** in the coming periods

KEY PRODUCT INTRODUCTIONS

FY2015	FY2015	FY2015	FY2016	FY2016
NXT20	X20	X23	NXT22	X26
				

MasterCraft
21

Penetrate the Entry-Level Segment of the Performance Sport Boat Category The MasterCraft NXT product line allows us to penetrate the growing entry-level segment of our market, a segment the Company had not previously targeted The MasterCraft NXT continues to offer a product with the highest levels of The MasterCraft NXT22 is targeting the core of the entry-level segment as 22’ unit sales represent 34.9% of the total entry-level market quality style reliability functionality performance 22 3 Year CAGR: 18.2% Entry-level Segment unit sales by length 1,416 1,724 1,889 2,341 _____________________ Source: SSI data for Centurion, M.B. Sports, Axis, Moomba and Tige brands. 285 343 325 305 219 248 267 430 632 620 673 818 180 406 482 496 100 107 142 292 2011 2012 2013 2014 20' 21' 22' 23' 24'+

Capture share from adjacent boat categories Targeting crossover customers seeking high performance powerboats for general recreation 23 X55 Features TRADITIONAL LARGE REC DAYBOATS WATERSPORTS VERSATILITY CUSTOMIZED STYLING ENHANCED SAFETY ROOMY, PLUSH INTERIOR STORAGE / SPACE Gen 2 Surf System 2.1k lbs ballast Swivel board racks Numerous color combinations Pickle-fork bow Inboard prop location Swim platform 18 person capacity Deluxe aft lounge Bow seating 101 cubic feet Sink and fridge Private toilet 1 1 2 2 3 3 4 4 5 5 10,000+ Sterndrive 20’-35’ units sold in the U.S. in 2014 _____________________ Source: SSI data.

CONTINUOUS OPERATIONAL IMPROVEMENT Faster and more disciplined product innovation process has accelerated new product development Significant margin expansion despite lower average boat sale price increases vs. competitors Recent initiatives implemented to reduce cost base and improve manufacturing efficiency resulted in: Lower re-work, material waste and excess inventory Higher quality, improved on-time delivery rates and higher customer satisfaction 24 FIRST-TIME QUALITY (1) ON-TIME DELIVERY Customer Satisfaction (2) Improved operating leverage Adjusted EBITDA Margin (3) _____________________ Note: FYE June 30. First-time internal quality process pass rate. Source: NMMA. Adjusted EBITDA margin figures exclude Hydra-Sports and certain other non-cash or non-operating expenses. See Appendix for reconciliation of Adjusted EBITDA. 61.0% 75.0% 91.0% FY 2013 FY 2014 FY 2015 86.0% 88.0% 90.0% FY 2013 FY 2014 FY 2015 91.7% 92.8% 93.3% FY 2013 FY 2014 FY 2015 7.9% 11.2% 15.8% FY 2013 FY 2014 FY 2015

Further Strengthen dealer network And Maintain The Highest Quality Dealers While Thoughtfully Managing Our Exposure MOST DEALERS IN TOP 20 (1) % # 25% 5 20% 4 15% 3 LOW DEALER CONCENTRATION Dealer Ranks % Net Sales Top 10 33% Top 11-20 16% Top 20 49% Supply Dealers With High Quality, Relevant Boats 3 Annual new model releases keep MasterCraft fresh 12 Unique models comprise robust portfolio of choices All backed by the best warranty on the water 18 dealers in Boating Industry’s Top 100 25 _____________________ Source: MRAA.

Key Financial Information

27 _____________________ Note: Figures exclude Hydra-Sports and certain other non-cash or non-operating expenses. See Appendix for reconciliation of Adjusted EBITDA. “YoY” defined as the current fiscal period over the prior fiscal period growth. Net SALES $ in millions Adjusted ebitda $ in millions STRONG FINANCIAL PERFORMANCE MARGIN 1% 11% 8% 16% YoY GROWTH -- 56% 71% 601% YoY GROWTH -- 26% 22% 10% $118.4 $148.8 $163.6 $199.9 FY 2012 FY 2013 FY 2014 FY 2015 $1.7 $11.8 $18.4 $31.5 FY 2012 FY 2013 FY 2014 FY 2015

METRIC Q4 2015 FY 2015 Units Sold YoY Growth % 626 2.5% 2,547 19.3% Net Sales YoY Growth % $50.7 6.0% $199.9 22.2% Adjusted EBITDA YoY Growth % Margin % $8.0 7.3% 15.8% $31.5 71.4% 15.8% 28 ___________________ Note: Recent development figures exclude Hydra-Sports and certain other non-cash or non-operating expenses. See Appendix for reconciliation of Adjusted EBITDA. “YoY” defined as the current fiscal period over the prior fiscal period growth. Growth for Q4 2015 is calculated against results from Q4 2014. Growth for FY 2015 is calculated against results from FY 2014. ($ in millions, MasterCraft only) Recent Developments

LONG TERM PERFORMANCE TARGETS METRIC TARGET Revenue Growth High-single to low-double digit Adjusted EBITDA Margin 17% – 20% EPS Growth 15%+ 29 _____________________ Note: These goals are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the prospectus. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. (1) Adjusted net income per proforma share growth (1)

FISCAL 2016 guidance METRIC FYE 2016 TARGET Revenue Growth High-single to low-double digit Adjusted EBITDA Margin 200+ bps EPS Growth 15%+ 30 _____________________ Note: These goals are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the prospectus. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. (1) Projected revenue growth based on Mastercraft Only (2) Estimated legal defense costs regarding the Malibu patent infringement have been considered in providing this guidance. (3) Adjusted net income per proforma share growth (1) (2) (3)

Wrap up World-renowned iconic brand synonymous with quality, innovation and performance Leading market share position in performance sport boat category Industry-leading product design and innovation Highly efficient product development and manufacturing Strong dealer network Differentiated sales and marketing capabilities Highly experienced management team leading an engaged workforce Highly-visible avenues for earnings growth and sustainable competitive advantages 31

Appendix

Detailed financial summary ($ in millions, actual units) 33 _____________________ Note: FYE June 30. Consolidated figures include Hydra-Sports and certain other non-cash or non-operating expenses. See next page in appendix for reconciliation of Adjusted EBITDA. “YoY” defined as the current fiscal period over the prior fiscal period growth. FY 2012 FY 2013 FY 2014 FY 2015 Consolidated Total Boats Sold 1,881 1,998 2,185 2,592 YoY Growth % -- 6.2% 9.4% 18.6% Net Sales $137.3 $162.0 $177.6 $214.4 YoY Growth % -- 18.0% 9.6% 20.7% Cost of goods 121.9 131.3 140.0 163.2 Gross Profit $15.4 $30.7 $37.6 $51.2 % of net sales 11.2% 19.0% 21.2% 23.9% Operating Expenses 25.5 18.7 19.0 27.2 % of net sales 18.5% 11.5% 10.7% 12.7% Capex $2.0 $3.0 $3.4 $3.5 MasterCraft Only Boats Sold 1,720 1,949 2,135 2,547 YoY Growth % -- 13.3% 9.5% 19.3% Net Sales $118.4 $148.8 $163.6 $199.9 YoY Growth % -- 25.6% 10.0% 22.2% Adjusted EBITDA $1.7 $11.8 $18.4 $31.5 YoY Growth % -- 600.7% 55.8% 71.4% % of net sales 1.4% 7.9% 11.2% 15.8%

ADJUSTED EBITDA RECONCILIATION

($ in millions)

	FY 2012	FY 2013	FY 2014	FY 2015	Q4 2015
Net (Loss) Income	**$(16.3)**	**$2.8**	**$19.9**	**$5.5**	**$2.5**
Income Tax Expense (Benefit) (1)	(2.1)	(0.0)	(11.4)	6.6	1.9
Interest Expense	8.4	9.2	7.5	5.2	1.0
Depreciation and Amortization	2.2	2.0	2.5	3.3	1.0
EBITDA	**$(7.8)**	**$14.0**	**$18.5**	**$20.6**	**$6.4**
Change in Common Stock Warrant Fair Value (2)	0.0	0.0	2.5	6.6	1.4
Transaction Expenses (3)	0.0	0.0	0.0	7.1	0.5
Impairment of intangibles (4)	5.2	0.0	0.0	0.0	0.0
Hydra-Sports (5)	4.3	(2.2)	(2.6)	(3.3)	(0.8)
Stock-based compensation (6)	0.0	0.0	0.0	0.0	0.0
Non-recurring settlement charge (7)	0.0	0.0	0.0	0.5	0.5
Adjusted EBITDA	**$1.7**	**$11.8**	**$18.4**	**$31.5**	**$8.0**

Note:

(1) Fiscal 2014 income tax benefit primarily represents the reversal of a valuation allowance for deferred tax assets.

(2) Represents non-cash expense related to increases in the fair market value of the restructuring warrant.

(3) Represents non-recurring fees and expenses related to the recapitalization transactions and this offering, including $5.7 million related to transaction bonuses paid to certain members of management in connection with the recapitalization transactions.

(4) Represents impairment of Mastercraft and Hydra-Sports trade names.

(5) Represents the operating loss (income) attributable to the operations of the Hydra-Sports business and the related manufacturing agreement, adjusted to exclude depreciation and amortization related to Hydra-Sports. MasterCraft divested the Hydra-Sports business in June 2012, but continued to manufacture Hydra-Sports boats for the purchaser of the business pursuant to an agreement that expired on June 30, 2015 (which MasterCraft did not renew). This adjustment was calculated by identifying the applicable cost of sales and operating expenses directly attributable to the Hydra-Sports business for such period, excluding any corporate overhead or other shared costs.

(6) Compensation cost is recognized for stock options issued to employees, based on the fair value of these awards at the date of grant. The Black-Scholes model is utilized to estimate the fair value of stock options. Compensation cost is recognized over the required service period, generally defined as the vesting period. For awards with graded vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award. The amount charged against operations for the years ended June 30, 2014 and 2013, was $0.002 and $0.023, respectively, and is included in operating expenses in the consolidated statements of operations.

(7) Non-recurring charge for a settlement associated with the expiration of a dealer agreement.

MasterCraft 34

Balance Sheet 35 ($ in thousands) June 30, 2014 June 30, 2015 Assets: Cash $12,539 $1,167 Accounts Receivable 4,406 2,653 Inventories - Net 11,685 11,541 Other Current Assets 5,407 13,968 Property, Plant and Equipment - Net 12,891 13,233 Intangible Assets - Net 17,193 16,971 Goodwill 29,593 29,593 Other 2,428 550 Total Assets $96,142 $89,676 Liabilities Accounts Payable $13,020 $14,808 Accrued Expenses and Other Current Liabilities 20,309 37,840 Total Debt 65,980 78,762 Unrecognized Tax Positions 620 519 Total Liabilities $99,929 $131,929 Shareholders’ Equity (Deficit) (3,787) (42,253) Total Liabilities and Shareholders’ Equity $96,142 $89,676